Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.03

TNX - 801: A Novel Mpox Vaccine: Live, Replicating, Attenuated Orthopoxvirus (Horsepox) Vaccine Zeil Rosenberg MD Executive Vice President, Medical World Vaccine Congress Washington DC, April 5, 2023 © 2023 Tonix Pharmaceuticals Holding Corp.

2 © 2023 Tonix Pharmaceuticals Holding Corp. Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID - 19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2023, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

3 In 1796 Edward Jenner Successfully Used Vaccination to Protect Against Smallpox • Jenner reasoned infection with illness similar to smallpox, but less deadly, could protect against smallpox ‒ “Jenner “vaccinated” ( vacca , Latin for “cow”) a patient with pustule matter from “cowpox” sores on a milkmaid’s hands; ‒ Patient remained healthy when challenged with smallpox virus • Jenner wrote he suspected that the agent causing cowpox, which he called vaccinia , actually originated in horses and was transferred from horses to cows’ udders by contaminated farm workers’ hands. The College of Physicians of Philadelphia. Accessed July 15, 2021. https:// www.historyofvaccines.org © 2023 Tonix Pharmaceuticals Holding Corp.

Vaccinia Induces a Skin Reaction Called "Take" Described by Dr. Edward Jenner



Vaccine
5 mm
Intra-epidermal vaccination



Take[2]

- **Biomarker of protection**
  - Smallpox was eradicated using this marker
  - Revaccination indicated for recipients without "take"
- **Measure of T cell immunity**
  - No need for blood draws or complex laboratory studies
  - No other functional T cell assay is approved or in clinical use for vaccination

*Example of major cutaneous reaction, or "take," resulting from a replication-competent live-virus vaccine with intradermal delivery, indicating successful vaccination[1,2]

[1]Fulginiti VA, et al. *Clin Infect Dis.* 2003;37(2):241-250.
[2]Centers for Disease Control and Prevention. Accessed April 15, 2020. https://phil.cdc.gov/Details.aspx?pid=32 76

© 2023 Tonix Pharmaceuticals Holding Corp.

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TNX-801 Development

- **U.S. smallpox vaccine manufactured in 1902 (H.K. Mulford)**
  - **99.7% similar to horsepox in core viral sequence[1,2]**
- **Tonix-801 is based on a sequence of an isolated horsepox (HPXV) clone[3]**
  - Synthesized[4] in 2018 (isolate was unavailable outside of CDC)
  - No new gene elements introduced
- **Sequencing showed Tonix-801 identical to CDC publication of a 1976 horsepox isolate[5]**

[1]Tulman ER, et al. Genome of horsepox virus. *J Virol*. 2006 80(18):9244-58.PMID:16940 536

2 Schrick, L. et al An Early American Smallpox Vaccine Based on Horsepox *N Engl J Med* 2017; 377:149

3Noyce RS, et al.. Construction of an infectious horsepox virus vaccine from chemically synthesized DNA fragments. *PLoS One*. 2018 Jan 19;13(1):e0188453

4Trindade GS, et al. Serro 2 Virus Highlights the Fundamental Genomic and Biological Features of a Natural Vaccinia Virus Infecting Humans. *Viruses* 2016 Dec 10;8(12). pii: E328. PMID:27 9733 99 PMCID: PMC5192389 DOI: 10.3390/v8120328

5Noyce, RS, et al. Synthetic Chimeric Horsepox Virus (scHPXV) Vaccination Protects Macaques from Monkeypox* Presented as a poster at the American Society of Microbiology BioThreats Conference - January 29, 2020, Arlington, VA. (https://content.equisolve.net/tonixpharma/media/10929ac27f4fb5f5204f5cf41d59a121.pdf)

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© 2023 Tonix Pharmaceuticals Holding Corp.

Illustrative Safety Spectrum Of Pox-based Vaccine Vectors
Optimizing Live Virus Vaccines

New Live Recombinant Poxvirus Vaccine (rPXV)


MVA
Canarypox
Fowlpox
Optimal Replicative Capacity
("sweet spot")
ΔF4L ΔJ2R
ΔJ2R
Parental smallpox vaccines
Dryvax
Lister
TianTan
Copenhagen
Tashkent
Very safe but high, multiple dose
~1 death per million
~10 deaths per million

Nonreplicating
Poor Transgene immunogenicity
Waning immunity

Intermediate Replicative Capacity
Robust Transgene Immunogenicity

Robust Replication
Risk for Adverse Events

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© 2023 Tonix Pharmaceuticals Holding Corp.

7 © 2023 Tonix Pharmaceuticals Holding Corp. Orthopoxvirus Virulence as Visualized by Plaque Assay

8 © 2023 Tonix Pharmaceuticals Holding Corp.

9 TNX - 801 Vaccination and Lethal Challenge in Macaques “Take” observed in all TNX - 801 vaccinated NHPs except one. • If no take by day 7 were revaccinated on day 14. Post - vaccination, no NHP showed lesions during first 60 days TNX - 801 (High Dose) TNX - 801 (Low Dose ) © 2023 Tonix Pharmaceuticals Holding Corp.

10 Immunogenicity: Total IgG (ELISA) 100% seroconversion in Tonix - 801 vaccinated groups with antibody titers 2 - to 16 - fold higher than baseline by day 28 and 4 - to 8 – fold higher at day 56. © 2023 Tonix Pharmaceuticals Holding Corp.

11 Immunogenicity: Neutralizing Antibody (PRNT 50 Assay) 88% of TNX - 801 vaccinated NHPs had neutralizing antibody responses 8 - to 50 - fold from baseline © 2023 Tonix Pharmaceuticals Holding Corp.

12 Measured Virus Shedding: Oral Swabs TNX - 801 (High Dose) © 2023 Tonix Pharmaceuticals Holding Corp. TNX - 801 (Low Dose) rVACV Mock Minimal or no virus shedding in Tonix - 801 vaccinated groups

13 Measured Viremia TNX - 801 (High Dose) © 2023 Tonix Pharmaceuticals Holding Corp. TNX - 801 (Low Dose) rVACV Mock Minimal sporadic or no viremia in Tonix - 801 vaccinated groups

14 Clinical Disease: Weight Loss TNX - 801 (High Dose) © 2023 Tonix Pharmaceuticals Holding Corp. TNX - 801 (Low Dose) rVACV Mock Minimal or no weight loss in Tonix - 801 vaccinated groups

Clinical Signs After MPXV Challenge


TNX-801 High Dose
TNX-801 Low Dose
rVACV 8.0 x 10⁴ PFU
Vehicle
lesion counts
Days post MPXV challenge
16544
16545
16572
16573
16546
16549
16574
16575
16550
16576
16579
16553
16554
16580
16581

NHPs vaccinated with Tonix-801:
No lesions observed after MPXV challenge in any of the eight animals

[1]Noyce, RS, et al. Synthetic Chimeric Horsepox Virus (scHPXV) Vaccination Protects Macaques from Monkeypox* Presented as a poster at the American Society of Microbiology BioThreats Conference - January 29, 2020, Arlington, VA. (https://content.equisolve.net/tonixpharma/media/10929ac27f4fb5f5204f5cf41d59a121.pdf)

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© 2023 Tonix Pharmaceuticals Holding Corp.

16 Clinical Disease: Lethality No deaths in Tonix - 801 vaccinated groups © 2023 Tonix Pharmaceuticals Holding Corp.

17 © 2023 Tonix Pharmaceuticals Holding Corp. Study Conclusions for TNX - 801 Non - Human Primate Challenge • A single dose vaccination was well tolerated ‒ No severe adverse events • Vaccination was immunogenic • Mpox disease (lesions) was not observed following MPXV (Zaire) challenge • All vaccinated NHPs survived lethal challenge

18 Live Recombinant Poxvirus (rPXV) Vaccine Platform Profile POTENTIALLY LONGER DURABILITY DUE TO POX - ENGINEERED ARCHITECTURE • Live virus vaccines present unique “danger signals” (PAMPs) • Results in strong immune response PROGRAMMABLE VECTOR DESIGN FOR USE IN DIFFERENT DISEASES • Large capacity for expressing inserted genes • Wide range of clinical applications: pandemic, biodefense, infectious disease, smallpox, oncology LIVE VIRUS - BASED SCIENCE IS WELL ESTABLISHED • Streamlined development • Ability to vertically integrate development and manufacturing • Standard cold - chain requirements © 2023 Tonix Pharmaceuticals Holding Corp.

Approved Recombinant Poxvirus-Based Commercial Products[1-3]

Product	Application / disease	Location	Poxvirus vector	Host restricted?	Doses released to environment
TROVAC-AIV H5N1 *Boehringer Ingelheim*	Agriculture/avian influenza	Mexico, Central America	TROVAC-AIV H5N1	**No** ***Replication competent***	**2 billion** (as of 2006)
Purevax FeLV *Boehringer Ingelheim*	Companion animals (cats)/FeLV	US, others	ALVAC-FeLV Gag/Pol	Yes *Replication incompetent*	Unknown
Purevax Rabies *Boehringer Ingelheim*	Companion animals (cats)/rabies	US, others	ALVAC-RG	Yes *Replication incompetent*	Unknown
Recombitek *Boehringer Ingelheim*	Companion animals (dogs)/canine distemper	US, others	ALVAC-HA, F	Yes *Replication incompetent*	Unknown
Raboral V-RG Rabisin *Boehringer Ingelheim*	Wildlife control of rabies	US, Europe, Israel	Vaccinia Copenhagen RG	**No** ***Replication competent***	**250 million doses** *5 million doses/year*

[1]Boehringer Ingelheim. Accessed July 15, 2021. https://www.boehringer-ingelheim.com/animal-health/products
[2]Bublot M, Pritchard N, Swayne DE, et al. Development and use of fowlpox vectored vaccines for avian influenza. *Ann N Y Acad Sci.* 2006;1081:193-201.
[3]Maki J, Guiot AL, Aubert M, et al. Oral vaccination of wildlife using a vaccinia-rabies-glycoprotein recombinant virus vaccine (RABORAL V-RG®): a global review. *Vet Res.* 2017;48(1):57.

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© 2022 Tonix Pharmaceuticals Holding Corp.

20 Emerging Infectious Disease R&D and Manufacturing Capability © 2023 Tonix Pharmaceuticals Holding Corp.

American Pandemic Preparedness Plan (AP3) White House OSTP

AP3 Plan Element	Tonix rPXV Vaccine Platform Potential
Rapid Design, Testing Review <100 days	4-6 mo. Design-to-FIH trial
Rapid Production Scale Up	Large scale production <130 days possible
Distribution	Stable Traditional cold-chain
Administration	Intraepidermal : BFN or skin patch Non-Sterile No syringes
Adaptation	rPXV platform can express large inserts
Public Health Strategy	Potential to reduce onward transmission 1 dose only Ideal for Ring Vaccination Strategy

© 2023 Tonix Pharmaceuticals Holding Corp.

TONIX PHARMACEUTICALS

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Investigators and Collaborators

Tonix

- Seth Lederman
- Siobhan Fogarty
- Sina Bavari
- Scott Goebel
- Bruce Daugherty
- Farooq Nasar
- Helen Stillwell[1]

Univ. of Alberta

- Ryan Noyce
- David Evans

Univ. of Maryland – Institute of Human Virology

- José Esparza

Southern Research

- Fusataka Koide
- Landon Westfall[2]
- Karen Gilbert[3]

LINQ Pharma Consulting

- Onesmo Mpanju

Current Addresses

[1]University of Pennsylvania
[2]IITRI
[3]National Toxicology Program (NTP) at National Institute of Environmental Health Sciences (NIEHS), NIH; Artic Slope Regional Corp.

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© 2022 Tonix Pharmaceuticals Holding Corp.

THANK YOU © 2023 Tonix Pharmaceuticals Holding Corp.